SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.___)

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Filed by a party other than the Registrant	[ ]

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[X]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

Nationwide Mutual Funds
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Nationwide Large Cap Equity Fund
A series of Nationwide Mutual Funds
One Nationwide Plaza
Mail Code 5-02-210
Columbus, Ohio 43215
1-800-848-0920

[  ], [     ]
Dear Shareholder,
I am writing to let you know that a special meeting of the shareholders of the Nationwide Large Cap Equity Fund (the "Fund"), a series of Nationwide Mutual Funds (the "Trust"), will be held on March 12, 2018, at 9:00 A.M., Eastern time, at 10 West Nationwide Boulevard, Columbus, Ohio, 43215 (the "Meeting").  The purpose of the Meeting is to vote on a proposal to eliminate the Fund's fundamental investment restriction regarding diversification of investments, so that the Fund may operate as a "non-diversified" investment company (the "Proposal").
If you were a shareholder of record of the Fund as of the regular close of business of the New York Stock Exchange on January 16, 2018, you have the opportunity to vote on the proposal.  This package contains notice of the Meeting, information about the proposal and the materials to use when casting your vote.  If the Fund's shareholders vote to approve the proposal, the elimination of the fundamental investment restriction regarding diversification of investments will be effective on or about [  ].
Diamond Hill Capital Management, Inc. ("Diamond Hill" or the "Subadviser") began serving as subadviser to the Fund on November 13, 2017, upon the resignation of the Fund's prior subadviser and following approval by the Trust's Board of Trustees (the "Board") at a meeting held earlier in November.  Since then, Diamond Hill has managed the Fund using its non-concentrated Large Cap Strategy (the "Non-Concentrated Strategy")—a strategy typically investing in approximately 50 stocks selected on the basis of Diamond Hill's value equity investment approach.
At that same meeting of the Board,  Nationwide Fund Advisors ("NFA"), the Fund's investment adviser, advised the Board that Diamond Hill was prepared to manage the Fund using its concentrated large capitalization value equity strategy (the "Concentrated Strategy").  The Concentrated Strategy typically comprises investments in approximately 20-25 stocks.
NFA advised the Board that it believed that implementation of the Concentrated Strategy could benefit the Fund because of its potential for achieving superior long-term performance compared to the Fund's benchmark, consistent with the Fund's investment objective of achieving long-term capital appreciation.  NFA also advised the Board that although the Concentrated Strategy will likely experience greater volatility than the Non-Concentrated Strategy in the short term, it has the potential to outperform the Non-Concentrated Strategy over the long term.  In addition, NFA noted that because Diamond Hill does not currently manage the Concentrated Strategy in any publicly available mutual fund, the product differentiation offered by the Fund's implementation of the Concentrated Strategy has the potential to benefit the Fund by attracting additional assets and potentially increasing the economies available to the Fund through increased size.

The Fund is currently a "diversified" investment company, and so is not permitted to limit the number of its stock holdings sufficiently to implement the Concentrated Strategy.  At a meeting of the Board held on December 6, 2017, NFA proposed, and the Board approved, proposals to implement the Concentrated Strategy for the Fund and to change the Fund's classification to a non-diversified investment company.  The change of the Fund's classification to a non-diversified investment company requires the approval of the Fund's shareholders, as described in more detail in the accompanying proxy statement.
More information on the specific details of and reasons for the proposal is contained in the enclosed Proxy Statement.  Please read the enclosed materials carefully and cast your vote on the Proxy Card.  Please vote your shares promptly.  Your vote is extremely important, no matter how large or small your holdings may be.
If you have any questions before you vote, please call the Nationwide Mutual Funds toll-free at 800-848-0920.  Thank you for your participation in this important initiative.

Sincerely,

/s/ Michael S. Spangler
Michael S. Spangler
President
Nationwide Mutual Funds

A Proxy Card for your Fund is enclosed along with the Proxy Statement.
VOTING IS QUICK AND EASY.  YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
To secure the largest possible representation at the Meeting, please vote via the Internet or by telephone, or mark, sign and return your Proxy Card.  If you sign, date and return the Proxy Card but give no voting instructions, your shares will be voted "FOR" the proposal indicated on the card. You may revoke your proxy at any time at or before the Meeting.
Please vote your shares today.
You may vote by:
•	Internet: you may vote over the Internet by following the instructions on the enclosed Proxy Card.
•	Telephone: please have the Proxy Card available, call the number on the enclosed card and follow the instructions.
•	Mail: sign and return the enclosed Proxy Card in the prepaid envelope provided if you have received this Combined Proxy Statement/Prospectus by mail.
If we do not hear from you after a reasonable amount of time, you may receive a call from our proxy solicitor, AST Fund Solutions, LLC, reminding you to vote.
THE BOARD OF TRUSTEES OF NATIONWIDE MUTUAL FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

INSTRUCTIONS FOR SIGNING PROXY CARD(S)
The following general guidelines for signing Proxy Cards may be of assistance to you and will help avoid the time and expense involved in validating your vote if you fail to sign your Proxy Card properly.
1. Individual accounts: Sign your name exactly as it appears in the registration on the Proxy Card.
2. Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the Proxy Card.
3. All other accounts: The capacity of the individual signing the Proxy Card should be indicated unless it is reflected in the form of registration. For example:
Registration	Valid signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/18/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o	John B. Smith
John B. Smith, Jr. UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

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NATIONWIDE MUTUAL FUNDS
One Nationwide Plaza
Mail Code 5-02-210
Columbus, Ohio 43215
800-848-0920
Nationwide Large Cap Equity Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 12, 2018

To the shareholders of the Nationwide Large Cap Equity Fund (the "Fund"), a series of Nationwide Mutual Funds, a Delaware statutory trust (the "Trust"):
NOTICE IS HEREBY GIVEN that the Trust will hold a Special Meeting of Shareholders (the "Meeting") for the Fund, which will be held on March 12, 2018, at 9:00 A.M., Eastern time, at 10 West Nationwide Boulevard, Columbus, Ohio, 43215.  The purpose of the Meeting is to consider and act upon the following proposals:
1.
To eliminate the Fund's fundamental investment restriction regarding diversification of investments, thereby changing the Fund's status from a diversified investment company to a non-diversified investment company (the "Proposal").

2.	To vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.
It is not anticipated that any matters other than the approval of the Proposal will be brought before the Meeting.  If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated as proxies or otherwise as described in the enclosed Proxy Statement.
Shareholders of record of the Fund at the regular close of business on the New York Stock Exchange on January 16, 2018, are entitled to notice of, and to vote at, such Meeting and any adjournment(s) or postponement(s) thereof.  Each share of the Fund is entitled to one vote, and each fractional share held is entitled to a proportional fractional vote, with respect to the Proposal.
The Board of Trustees of the Trust recommends that the shareholders of the Fund vote FOR the Proposal.

By Order of the Board of Trustees of the Trust,

/s/ Eric E. Miller
Eric E. Miller
Secretary, Nationwide Mutual Funds

[Month] [date], [   ]
i

Your vote is important. To secure the largest possible representation and to save the expense of further mailings, please mark your Proxy Card, sign it, and return it as soon as possible in the enclosed envelope, which requires no postage if mailed in the United States, or vote by telephone or over the Internet by following the instructions provided on the Proxy Card. Please vote your proxy regardless of the number of shares owned. You may revoke your proxy at any time at, or before, the Meeting or vote in person if you attend the Meeting, as provided in the enclosed Proxy Statement.
ii

PROXY STATEMENT
TABLE OF CONTENTS
• INFORMATION ABOUT VOTING		1
• THE PROPOSAL		3
PROPOSAL 1:	TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING DIVERSIFICATION OF INVESTMENTS	3
• ADDITIONAL INFORMATION ABOUT THE FUND		5
• FURTHER INFORMATION ABOUT VOTING AND THE MEETING		7

EXHIBITS

Exhibit A – Outstanding Shares as of January 16, 2018	A-1

Exhibit B – Principal Holders of Shares as of January 16, 2018	B-1

Exhibit C – Trustee and Officer Ownership of Shares of the Trust as of January 16, 2018	C-1

iii

NATIONWIDE MUTUAL FUNDS
One Nationwide Plaza
Mail Code 5-02-210
Columbus, Ohio 43215
800-848-0920
Nationwide Large Cap Equity Fund

PROXY STATEMENT
♦ INFORMATION ABOUT VOTING
On what proposal am I being asked to vote?
Shareholders are being asked to vote to approve the elimination of the fundamental investment restriction relating to diversification of investments, thereby changing the Fund from a diversified fund to a non-diversified fund.
Who is asking for my vote?
The Board of Trustees (the "Board" or the "Trustees") of the Nationwide Large Cap Equity Fund (the "Fund"), a series of Nationwide Mutual Funds (the "Trust"), in connection with a Special Meeting of Shareholders of the Fund to be held on March 12, 2018 (the "Meeting"), have requested your vote on the proposal listed below (the "Proposal").
Who is eligible to vote?
Shareholders of record at the close of business on January 16, 2018, are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record of a Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter relating to the Fund presented at the Meeting. The Notice of Special Meeting of Shareholders, the proxy cards or voting instruction forms, and the proxy statement were first mailed to shareholders of record on or about January 31, 2018.
How does the Board of the Trust recommend that I vote?
The Board of the Trust unanimously recommends that you vote:
FOR the elimination of the fundamental investment restriction relating to the diversification of investments, thereby changing the Fund to a non-diversified fund from a diversified fund.
How do I ensure that my vote is accurately recorded?
You may submit your proxy card(s) or voting instruction form(s) in one of four ways:
•
By Internet (if eligible).  The web address and instructions for voting can be found on the enclosed proxy card or voting instruction form.  You will be required to provide your control number located on the proxy card or voting instruction form.

•
By Telephone (if eligible).  The toll-free number for telephone voting can be found on the enclosed proxy card or voting instruction form.  You will be required to provide your control number located on the proxy card or voting instruction form.

•
By Mail.  Mark the enclosed proxy card(s) or voting instruction form(s), sign and date it (them), and return it (them) in the postage-paid envelope we provided.  A proxy card with respect to shares held by joint owners may be signed by just one of them, unless at or prior to exercise of such proxy the Fund receives a specific written notice to the contrary from any one of the joint owners.

•	In Person at the Meeting. You can vote your shares in person at the Meeting.
If you require additional information regarding the Meeting you may contact AST Fund Solutions, LLC (the "Solicitor"), the proxy solicitor, toll-free at 800-967-5071.  Please see the section entitled "FURTHER INFORMATION ABOUT VOTING AND THE MEETING" for more information on the Solicitor.
Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified.  If you specify a vote on the Proposal, your proxy will be voted as you indicate.  If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals on which you are entitled to vote, your proxy will be voted in accordance with the Trustees' recommendations beginning on page 5 of this proxy statement.
May I revoke my proxy?
You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy card to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.
May I attend the Meeting in person?
Shareholders of record at the close of business on January 16, 2018, are entitled to attend the Meeting.  Eligible shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of January 16, 2018, and a valid picture identification, such as a driver's license or passport, for admission to the Meeting.  Shareholders without proof of ownership and identification will not be admitted.
What if my shares are held in a brokerage account?
If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your broker and present it to the Inspector of Elections at the Meeting.  Also, in order to revoke your proxy or voting instruction form, you may need to forward your written revocation or a later-dated proxy card/voting instruction form to your broker rather than to the Fund.
Who will pay proxy solicitation costs?
The cost of soliciting proxies, including the fees of a proxy solicitation agent, will be borne by Nationwide Fund Advisors ("NFA" or the "Adviser"), the Fund's investment adviser.  For more information, please see "FURTHER INFORMATION ABOUT VOTING AND THE MEETING – Solicitation of Proxies."
♦ THE PROPOSAL
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL
PROPOSAL:  FOR THE NATIONWIDE LARGE CAP EQUITY FUND, TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO DIVERSIFICATION OF INVESTMENTS
The Board has approved, and recommends that shareholders approve, the elimination of the fundamental investment restriction regarding diversification of investments (the "Proposal"). The Fund's fundamental investment restriction regarding diversification of investments currently states that the Fund may not:
"purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities."
Why is the Board recommending approval of the elimination of the Fund's fundamental investment restriction relating to diversification?
Currently, the Fund is classified as a diversified investment company and, pursuant to the diversification requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), has a fundamental investment restriction in place stating that the Fund may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the fund's total assets, more than 5% of its total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer.  Up to 25% of a fund's total assets may be invested without regard to these limitations.  Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies. For the reasons stated below, NFA recommended the change of the Fund's classification from diversified to non-diversified by eliminating the Fund's fundamental investment restriction relating to diversification, and the Board has approved the elimination of the policy and is now recommending it to shareholders for their approval.
Diamond Hill Capital Management, Inc. ("Diamond Hill" or the "Subadviser") began serving as subadviser to the Fund on November 13, 2017, upon the resignation of the Fund's prior subadviser and following approval by the Trust's Board of Trustees (the "Board") at a meeting held earlier in November.  Since then, Diamond Hill has managed the Fund using its non-concentrated Large Cap Strategy (the "Non-Concentrated Strategy")—a strategy typically investing in approximately 50 stocks selected on the basis of Diamond Hill's value equity investment approach.

At that same meeting of the Board,  Nationwide Fund Advisors ("NFA"), the Fund's investment adviser, advised the Board that Diamond Hill was prepared to manage the Fund using its concentrated large capitalization value equity strategy (the "Concentrated Strategy").  The Concentrated Strategy typically comprises investments in approximately 20-25 stocks.
NFA advised the Board that it believed that implementation of the Concentrated Strategy could benefit the Fund because of its potential for achieving superior long-term performance compared to the Fund's benchmark, consistent with the Fund's investment objective of achieving long-term capital appreciation.  NFA also advised the Board that although the Concentrated Strategy will likely experience greater volatility than the Non-Concentrated Strategy in the short term, it has the potential to outperform the Non-Concentrated Strategy over the long term.  In addition, NFA noted that because Diamond Hill does not currently manage the Concentrated Strategy in any publicly available mutual fund, the product differentiation offered by the Fund's implementation of the Concentrated Strategy has the potential to benefit the Fund by attracting additional assets and potentially increasing the economies available to the Fund through increased size.  The Concentrated Strategy is managed by the same portfolio managers as the Non-Concentrated Strategy.
The Fund is currently a "diversified" investment company, and so is not permitted to limit the number of its stock holdings sufficiently to implement the Concentrated Strategy.  At a meeting of the Board held on December 6, 2017, NFA proposed, and the Board approved, proposals to implement the Concentrated Strategy for the Fund and to change the Fund's classification to a non-diversified investment company.  The change of the Fund's classification to a non-diversified investment company requires the approval of the Fund's shareholders, as described in more detail below.
What effect will eliminating the current fundamental investment restriction have on the Fund?
The Proposal would permit Diamond Hill to implement its Concentrated Strategy for the Fund, which NFA believes could be beneficial to the Fund over the long term.  If the Proposal were approved, the Fund would cease to be a diversified fund and would become a non-diversified fund. As a non-diversified fund, the Fund would not be subject to the diversification requirements of the 1940 Act. Under the Concentrated Strategy, the Fund's portfolio will typically consist of 20-25 stocks, with the top ten holdings often constituting more than 50% of the Fund's portfolio. In managing the Concentrated Strategy, Diamond Hill will not under typical market conditions invest more than 10% of the Fund's assets in a single security.
Under the Concentrated Strategy, the Fund may be subject to additional principal risks including: (i) increased volatility, and (ii) the increased risk that the performance of a single stock within the portfolio will have a large impact on the performance of the entire portfolio due to the presence of fewer portfolio holdings to offset the price movement of a single holding.
A non-diversified mutual fund may hold larger positions in fewer securities and financial instruments than other funds that are diversified; as a result, a single security's or instrument's increase or decrease in value may have a greater impact on the Fund's value and total return than if the Fund were to invest more broadly.
If the Fund's shareholders approve the Proposal, the elimination of the investment restriction will be effective on or about [  ].

What is the required vote on the Proposal?
The required vote on the Proposal is approval by a majority of the Fund's outstanding voting securities, as defined in Section 2(a)(42) of the 1940 Act (a "1940 Act Majority Vote"). The 1940 Act Majority Vote requires the affirmative vote of the lesser of either (i) 67% the Fund's voting securities present at the shareholder meeting, either in person or by proxy, as long as more than 50% of the Fund's outstanding voting securities  are present; or (ii) more than 50% of the Funds' outstanding voting securities.
If the Proposal is not approved by shareholders of the Fund, the current fundamental investment restriction regarding diversification will remain in effect for the Fund.
♦ ADDITIONAL INFORMATION ABOUT THE FUND
The Investment Managers.    NFA, located at located at One Nationwide Plaza, Columbus, OH 43215, is the investment adviser to the Fund.  Pursuant to an investment management agreement, NFA manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. Subject to oversight by the Board, NFA also selects the subadvisers for the Fund, determines the allocation of Fund assets among one or more subadvisers, and evaluates and monitors the performance of the subadvisers. Organized in 1999 as an investment adviser, NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. ("NFS").
Diamond Hill is located at 325 John H. McConnell Blvd., Suite 200, Columbus, OH 43215. Diamond Hill is an Ohio corporation that is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc., a publicly owned Ohio corporation.
Charles Bath, CFA, Austin Hawley, CFA, and Christopher Welch, CFA serve as the portfolio managers for the Fund.
The Administrator.    Pursuant to a joint fund administration and transfer agency agreement, Nationwide Fund Management LLC ("NFM") provides certain administrative functions for the Trust.  NFM, with its principal address at One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215, is an indirect, wholly owned subsidiary of NFS and an affiliate of NFA and the Trust's principal underwriter.  Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to JPMorgan Chase Bank, N.A. ("JPMorgan") under the Sub-Administration Agreement between NFM and JPMorgan (see "Sub-Administration" below) and (ii) the amount payable by NFM to U.S. Bancorp Fund Services, LLC ("US Bancorp") under the Sub-Transfer Agent Servicing Agreement between NFM and US Bancorp (see "Sub-Transfer Agency" below); and (iii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust. In addition, the Trust also pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and Trust, including, but not limited to, the cost of pricing services that NFM utilizes.
The Underwriter.    The principal underwriter for the Trust is Nationwide Fund Distributors LLC ("NFD"), One Nationwide Plaza, Columbus, OH 43215.  As principal underwriter, NFD receives (i) underwriting commissions in connection with the sale or redemption of Fund shares and (ii) 12b-1 fees pursuant to separate Rule 12b-1 plans adopted by the Board, which fees are used for, among other things, advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public.

The Transfer Agent.    Pursuant to a joint fund administration and transfer agency agreement, NFM serves as the transfer agent for the Trust.
The Custodian.    JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, is the custodian for the Trust and makes all receipts and disbursements under a Custody Agreement. The Custodian performs no managerial or policy making functions for the Funds.
Other Matters.    The Fund's audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders are available free of charge. To obtain a copy, please call 800-848-0920 or forward a written request to Nationwide Funds P.O. Box 701, Milwaukee, WI 53201-0701.
Shareholders Sharing the Same Address.  If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call 800-848-0920 or forward a written request to Nationwide Funds P.O. Box 701, Milwaukee, WI 53201-0701, if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.
Outstanding Shares and Principal Shareholders.    The outstanding shares and classes of the Fund as of January 16, 2018 are set forth in Exhibit A.
The names and addresses of shareholders that owned beneficially or of record 5% or more of the outstanding shares of the Fund are set forth in Exhibit B.  To the knowledge of the Trust's management, as of January 16, 2018, there were no other shareholders, except as set forth in Exhibit B, owning beneficially or of record more than 5% of the outstanding shares of the Fund.
In addition, except as identified in Exhibit C, to the knowledge of the Trust's management, as of January 16, 2018, no Board member of the Trust owned 1% or more of the outstanding shares of the other classes of the Trust or any Fund thereof, and the Board members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the other classes of the Trust or any Fund thereof.
Contacting the Board.    If a shareholder wishes to send a communication to the Board of the Trust, such correspondence should be in writing and addressed to the Board of the Trust at the Trust's offices as follows: Board of Trustees of Nationwide Mutual Funds, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.  The correspondence will be given to the Board for review and consideration.
♦ FURTHER INFORMATION ABOUT VOTING AND THE MEETING
Solicitation of Proxies.    Your vote is being solicited by the Board.  AST Fund Solutions, LLC (the "Solicitor") has been engaged to assist in the solicitation of proxies. The costs of preparing, filing, printing and mailing the proxy statement, soliciting shareholder approval and conducting a shareholder meeting in connection with this initiative will be borne by NFA.
As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.  The Fund reimburses brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of shares of the Fund and soliciting them to execute voting instructions. The Trust expects that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication.  Trustees and officers of the Trust, and regular employees and agents of NFA or its affiliates, involved in the solicitation of the proxies are not reimbursed.
Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from eligible shareholders of the Fund.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  The Trust believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.
In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder's full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means.  If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares.  If the information elicited accords with the information provided to the Solicitor, then the Solicitor may ask for the shareholder's instructions on the Proposal.  Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this proxy statement.  The Solicitor will record the shareholder's instructions on the proxy card.  Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.
A shareholder may also vote by submitting the proxy card or voting instruction form originally sent with this proxy statement by mail, via telephone (if eligible), via the Internet (if eligible) or by attending the Meeting in person.
Voting by Broker-Dealers.    The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for the broker-dealer firms' customers will request voting instructions from their customers and beneficial owners. On certain "routine" matters (such as the election of directors), a broker or other nominee holder has discretionary voting power to vote the shares on the shareholder's behalf without receiving instructions.  However, nominee holders do not have discretionary authority to vote on "non-routine" matters and therefore cannot vote without receiving specific voting instructions. The Trust understands that the Proposal relates to a non-routine matter.
Quorum.    Holders of 40% of the outstanding shares of the Fund, entitled to vote at the Meeting, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposal. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, and (ii) the broker or nominee does not have discretionary voting power), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.
Method of Tabulation.    The vote required to approve the Proposal is set forth in the discussion of the Proposal above.  Generally, abstentions and broker non-votes on each Proposal will be treated as votes present at the Meeting, but will not be treated as votes cast.  Therefore, abstentions and broker non-votes may have the same effect as a vote "against" the Proposal.
Adjournment.    The Meeting, whether or not quorum is present, may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting) or by the Chairman of the Board or certain officers. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve the Proposal, or for any other reason consistent with applicable state law and the Trust's By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Trust on questions of adjournment to the extent permitted under applicable federal securities laws, state law, and the Trust's governing instruments.  If the Meeting is adjourned to another time or place, written notice need not be given of the adjourned meeting if the time and place is announced at the Meeting, unless a new record date is fixed or unless the adjournment is for more than sixty days after the date of the original meeting.
Shareholder Proposals.    The Trust is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Trust's proxy statement for the next meeting of shareholders of the Trust or one or more of its Funds should send his or her written proposal to such Trust's offices: for all Nationwide Mutual Funds – One Nationwide Plaza Mail Code 5-02-210 Columbus, Ohio 43215, so that it is received within a reasonable time before such Trust begins to print and send its proxy materials for such meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal securities laws, state law, and the Trust's governing instruments.  Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust's proxy statement or presented at the meeting.
No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly come before the Meeting, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management, to the extent permitted under applicable federal securities laws, state law, and the Trust's governing instruments, including proposals for which management of the Trust did not have timely notice, as set forth in the SEC's proxy rules.

By Order of the Board of Trustees

Michael S. Spangler, President
[Month] [date], [     ]

Exhibit A
Outstanding Shares as of January 16, 2018

The table below provides shows the classes and number of outstanding shares of the Fund.
Class	Number of Shares Outstanding
A
C
T
R6
Institutional Service Class
Total

A-1

Exhibit B
Principal Holders of Shares as of January 16, 2018

Owners of 5% or more of a class of the Fund are listed in the table below along with the percentage of the Fund's total shares owned by each person.
Shareholder Name	Class	Percent of Fund Shares Owned

B-1

Exhibit C
Trustee and Officer Ownership of Shares of the Trust as of January 16, 2018

Except as identified below, the Trustees and Officers of the Trust, as a group, owned beneficially less than 1% of the shares of any class of the Trust.

Fund	Class	Percent of Fund Shares Owned by Trustees/Officers

C-1

Nationwide® is on your side

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

*****BOXES FOR TYPSETTING PURPOSES ONLY*****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 800-967-5071 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

Nationwide Large Cap Equity Fund

A SERIES OF NATIONWIDE MUTUAL FUNDS

The undersigned, revoking prior proxies, hereby appoints Allan J. Oster, Eric E. Miller, and Katherine D. Gibson, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Nationwide Large Cap Equity Fund (the "Fund") to be held at 10 West Nationwide Boulevard, Columbus, Ohio, 43215, on March 12, 2018, at 9:00 a.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **800-967-5071**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 12, 2018. The proxy statement for this meeting is available at:

proxyonline.com/docs/nationwideLCEF.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Nationwide Large Cap Equity Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]